UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2026

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 857 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	TCRX	The Nasdaq Global Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2026, the Compensation Committee of the Board of Directors (the “Board”) of TScan Therapeutics, Inc. (the “Company”) approved a retention program designed to retain the employees required to support the Company, including a key employee retention program (the “Retention Program”) that provides for cash awards and the potential future grant of equity-based awards to certain key employees of the Company, including Gavin MacBeath, Ph.D., the Company’s Chief Executive Officer, and Zoran Zdraveski, JD, Ph.D., the Company’s Chief Legal and Strategy Officer. Each of the equity-based awards are to be made under the Company’s Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”).

Under the Retention Program, Dr. MacBeath and Dr. Zdraveski will receive (i) cash awards of $822,000 and $416,000, respectively, with (A) one-third (1/3) of the first half of such cash awards to be paid in November 2026 and the remaining two-thirds (2/3) of the first half to be paid in February 2027, and (B) the second half of such cash award to be paid upon achievement of certain milestones relating to the advancement of the Company’s in vivo solid tumor program (the “Clinical Milestone”), and (ii) equity-based awards of 2,400,000 restricted stock units (“RSUs”) and 1,050,000 RSUs, respectively, to be granted under the 2021 Plan, with one-third (1/3) of such RSUs scheduled to vest upon achievement of a certain financing milestone (the “Financing Milestone”) and the remaining two-thirds (2/3) vesting in equal installments on the first and second anniversaries of the Financing Milestone, in each case subject to continued service with the Company through the applicable vesting dates and the terms of the 2021 Plan and the applicable award agreement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report. These forward-looking statements involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, express or implied statements regarding expectations, hopes, beliefs, intentions or strategies of the Company regarding the Retention Program, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: September 11, 2026	By:	/s/ Gavin MacBeath, Ph.D.
Gavin MacBeath, Ph.D. Chief Executive Officer (Principal Executive Officer)